UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K/A

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 1, 2005
                                                   ------------


              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


             -----------------------------------------------

              Delaware                0-20303             13-2846796
              --------                -------             ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
       ----------------------                                -----
       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

            On July 8, 2005, the Company filed with the Commission a Current Report on Form 8-K reporting the acquisition of Achievement Data, Inc. ("ADI"). The Company is filing this
Amendment to such 8-K Report to provide the pro forma information required by Item 9.01(b) of Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (b)     Pro Forma Financial Information

            The following unaudited pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Touchstone Applied Science
Associates, Inc. and Subsidiaries ("TASA") and Achievement Data,
Inc. ("ADI") (collectively called the "Company"). The pro forma financial statements should be read in conjunction with the adjustments thereto and the historical financial statements of the Company. The accompanying pro forma balance sheet has been presented as if the acquisition described below occurred at April 30, 2005. The accompanying pro forma statements of operations have been prepared as if the acquisition occurred at the beginning of the earliest period presented. These pro forma financial statements present the historical June and December financial statements for ADI because prior to acquisition by TASA, ADI operated on a calendar year. These pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions been completed as of the beginning of the current fiscal year.
The pro forma transactions (see adjustments to pro forma financial statements) are as follows:

            On July 1, 2005, the Company completed the acquisition of all of the outstanding stock of Achievement Data, Inc. ("ADI"). ADI provides on-line testing capabilities to state testing programs and also offers an electronic testing engine. The total consideration paid by the Company for the ADI stock was $1,650,000, consisting of $1,155,000 in cash, the issuance of 89,488 shares of Common Stock of the Company
            (valued at $331,650, based on the average of closing prices for the Company's Common
            Stock for the five trading days preceding the closing) and $163,350 in subordinated promissory notes issued to two of the former stockholders of ADI. The promissory notes incur interest at the rate of 5% per annum and are payable through six semi-annual installments of principal plus interest.

            In connection with the acquisition of ADI, the Company entered into a loan agreement with its bank, pursuant to which the Company borrowed an aggregate principal amount of $1,200,000, almost all of which was used to pay the purchase price for the shares of ADI and closing costs for the transaction, with the balance being retained by the Company for working capital. Borrowings under the loan incur interest at the rate of 6.25% per annum.
            Interest only payments are due for the
            first year, thereafter payments of
            principal and interest are due on the note of $23,339 through July 2011.

                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                              AND SUBSIDIARIES

                         Pro forma Balance Sheets

                                         Historical
                                         ----------

                                      TASA           ADI
                                      As of         As of
                                    April 30,      June 30,             Pro forma
                                      2005           2005               Adjustments        Pro forma
                                      ----           ----               -----------        ---------
                                   (Unaudited)    (Unaudited)

ASSETS
------

Current Assets:
 Cash and temporary investments    $1,815,457      $ 53,530           $(165,042)(1)(2)    $ 1,703,945
 Accounts receivable                1,474,143       138,645                                 1,612,788
 Inventories                          467,185            --                                   467,185
 Prepaid expenses and other
  current assets                      611,866         3,511                                   615,377
 Restricted cash                       32,968            --                                    32,968
 Deferred income taxes                549,851            --             (36,533)(1)           513,318
                                   ----------      --------                               -----------


 Total current assets               4,951,470       195,686                                 4,945,581


Property, plant and equipment         599,452        73,756                                   673,208


Other assets:
 Test passage bank and test
  development                       2,409,263            --                                 2,409,263
 Goodwill                             316,233            --           1,641,899(1)          1,958,132
                                                                     ----------
 Deferred income taxes                612,627            --                                   612,627
 Other Assets                         283,451            --                                   283,451
                                   ----------      --------                               -----------


        Total assets               $9,172,496      $ 269,442         $1,440,324           $10,882,262
                                   ==========      =========         ==========           ===========


                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                              AND SUBSIDIARIES

                         Pro forma Balance Sheets



                                                                Historical
                                                                ----------

                                                            TASA           ADI
                                                            As of         As of
                                                          April 30,     June 30,          Pro forma
                                                            2005          2005           Adjustments      Pro forma
                                                            ----          ----           -----------      ---------
                                                        (Unaudited)    (Unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
 Current maturities of long-term debt                   $   44,951     $       --      $   54,450(1)        99,401
 Accounts payable                                          278,108             --                          278,108
 Accrued expenses                                          771,016         14,766                          785,782
 Deferred revenue                                          466,751             --                          466,751
 Deferred gain on sale of building-
  current portion                                          125,439             --                          125,439
                                                        ----------     ----------                       ----------

        Total current liabilities                        1,686,265         14,766                        1,755,481

Long -term debt:
 Long-term debt, net of current portion                    176,742             --       1,308,900(1)     1,485,642
 Deferred gain on sale of building,
  net of current portion                                   898,974             --                          898,974
                                                        ----------     ----------                       ----------

        Total liabilities                                2,761,981         14,766                        4,140,097
                                                        ----------     ----------                       ----------

Commitments and contingencies

Stockholders' equity:
 Preferred stock                                                --
 Common stock                                                  279          1,000            (991)(1)          288
 Additional paid-in capital                              5,817,337             --         331,641 (1)    6,148,978
 Retained earnings                                         592,899        253,676        (253,676)(1)      592,899
                                                        ----------     ----------     -----------       ----------

        Total stockholders' equity                       6,410,515        254,676                        6,742,165
                                                        ----------     ----------                       ----------

        Total liabilities and stockholders' equity      $9,172,496     $  269,442      $1,440,324      $10,882,262
                                                        ==========     ==========      ==========      ===========



                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                              AND SUBSIDIARIES

               Pro Forma Consolidated Statements Of Operations


                                       Historical
                                       ----------

                                  TASA             ADI
                                  Six              Six
                                  Months           Months
                                  Ended            Ended
                                 April 30,        June 30,          Pro forma
                                   2005             2005           Adjustments      Pro forma
                                   ----             ----           -----------      ---------
                                (Unaudited)    (Unaudited)

Net revenue                     $5,033,112      $820,882                           $5,853,994

Cost of goods sold               2,376,321       418,650                            2,794,971
                                ----------      --------                           ----------

Gross profit                     2,656,791       402,232                            3,059,023
                                ----------      --------                           ----------

Operating expenses:
 Selling expenses                  746,134        11,921                              758,055
 General and administrative
  expenses                       1,594,523       445,763                            2,040,286
                                ----------      --------                           ----------

Total operating expenses         2,340,657       457,684                            2,798,341
                                ----------      --------                           ----------

Income (loss) from operations      316,134       (55,452)                             260,682

Other income (expense):
 Gain on sale/leaseback
  of building                       62,720            --                               62,720
 Interest expense, net               3,914         1,225             41,584(3)(4)     (36,445)
                                ----------      --------          ---------        ----------

Income (loss) before
 income taxes                      382,768       (54,227)            41,584           286,957

Income taxes                       165,530            --            (42,138)(5)       123,392
                                ----------      --------          ---------        ----------

Net income (loss)               $  217,238      $(54,227)         $     554        $  163,565
                                ==========      ========          =========        ==========



Weighted average shares
 outstanding:
   Basic                         2,747,813                                          2,837,301
   Diluted                       2,943,456                                          3,032,944

Basic earnings per share        $      .08                                         $      .06
Diluted earnings per share      $      .07                                         $      .05



                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                              AND SUBSIDIARIES

               Pro Forma Consolidated Statements Of Operations


                                       Historical
                                       ----------

                                  TASA             ADI
                                  Year             Year
                                  Ended            Ended
                                October 31,     December 31,        Pro forma
                                  2004             2004            Adjustments      Pro forma
                                  ----             ----            -----------      ---------
                                                (Unaudited)

Net revenue                     $11,185,254     $1,451,862                         $12,637,116

Cost of goods sold                5,795,758        711,412                           6,507,170
                                -----------     ----------                         -----------

Gross profit                      5,389,496        740,450                           6,129,946
                                -----------     ----------                         -----------

Operating expenses:
 Selling expenses                 1,278,178         33,300                           1,311,478
 General and administrative
   expenses                       2,819,770        465,624                           3,285,394
                                -----------     ----------                         -----------

Total operating expenses          4,097,948        498,924                           4,596,872
                                -----------     ----------                         -----------

Income from operations            1,291,548        241,526                           1,533,074

Other income (expense):
 Gain on sale/leaseback of
   building                         125,439             --                             125,439
 Interest expense, net               (1,936)          (444)          83,168(6)(7)      (85,548)
                                -----------     ----------         --------        -----------

Income before income taxes        1,415,051        241,082           83,168          1,572,965

Income taxes                        592,448             --           68,197(8)         660,645
                                -----------     ----------                         -----------

Net income                       $  822,603       $241,082         $151,365        $   912,320
                                ===========     ==========         ========        ===========


Weighted average shares
 outstanding:
   Basic                          2,614,662                                          2,704,150
   Diluted                        2,870,327                                          2,959,815

Basic earnings per share         $      .31                                        $       .34
Diluted earnings per share       $      .29                                        $       .31


</TABLE


                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                              AND SUBSIDIARIES


Proforma Adjustments:
---------------------
                                        Debit                   Credit
                                        -----                   ------



1. Goodwill                           1,641,899
   Common Stock                             991

   Additional Paid In Capital                                   331,641
   Note Payable- current                                         54,450
   Cash                                                       1,365,042
   Deferred Income Taxes                                         36,533
   Retained Earnings                    253,676
   Note Payable - long term                                     108,900

To record acquisition and consolidation of ADI, includes $210,042 as closing costs.


2. Cash                               1,200,000
   Note Payable                                               1,200,000

To record loan from bank for the acquisition of ADI.

3. Interest expense                       4,084


To record interest on the $163,350 note payable for six months.


4. Interest expense                      37,500


To record interest on the $1,200,000 note payable for six months.


5. Income Taxes                                                  42,138

To record the additional income tax expense for the proforma adjusted income for the six-month period.



6. Interest expense                       8,168


To record interest on the $163,350 note payable for the year.


7. Interest expense                      75,000


To record interest on the $1,200,000 note payable for the year.


8. Income Taxes                          68,197


To record the additional income tax expense for the pro forma adjusted income for the 12-month period.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TOUCHSTONE APPLIED SCIENCE
                                     ASSOCIATES, INC.



Date:   September 12, 2005          By: ANDREW L. SIMON
                                         ------------------
                                         Andrew L. Simon
                                         President and Chief
                                         Executive Officer and
                                         Chief Financial Officer